EXHIBIT 24



                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers of JMB Realty Corporation, the managing general partner of JMB INCOME PROPERTIES, LTD. - XI, do hereby nominate, constitute and appoint GARY NICKELE, GAILEN
J. HULL, DENNIS M. QUINN or any of them, attorneys and agents of the undersigned with full power of authority to sign in the name and on behalf of the undersigned officers a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1998, and any and all amendments thereto, hereby ratifying and confirming all that said attorneys and agents and any of them may do by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney the 29th day of January, 1999.


H. RIGEL BARBER
-----------------------
H. Rigel Barber                            Chief Executive Officer



GLENN E. EMIG
-----------------------
Glenn E. Emig                              Chief Operating Officer




      The undersigned hereby acknowledge and accept such power of authority to sign, in the name and on behalf of the above named officers, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1998, and any and all amendments thereto, the 29th day of January, 1999.


                                           GARY NICKELE
                                           -----------------------
                                           Gary Nickele



                                           GAILEN J. HULL
                                           -----------------------
                                           Gailen J. Hull



                                           DENNIS M. QUINN
                                           -----------------------
                                           Dennis M. Quinn

                                                              EXHIBIT 24



                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers of JMB Realty Corporation, the managing general partner of JMB INCOME PROPERTIES, LTD. - XI, do hereby nominate, constitute and appoint GARY NICKELE, GAILEN
J. HULL, DENNIS M. QUINN or any of them, attorneys and agents of the undersigned with full power of authority to sign in the name and on behalf of the undersigned officers a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1998, and any and all amendments thereto, hereby ratifying and confirming all that said attorneys and agents and any of them may do by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney the 29th day of January, 1999.


NEIL G. BLUHM
-----------------------              President and Director
Neil G. Bluhm



JUDD D. MALKIN
-----------------------              Chairman and Chief Financial Officer
Judd D. Malkin


A. LEE SACKS
-----------------------              Director of General Partner
A. Lee Sacks


STUART C. NATHAN
-----------------------              Executive Vice President
Stuart C. Nathan                     Director of General Partner



      The undersigned hereby acknowledge and accept such power of authority to sign, in the name and on behalf of the above named officers, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1998, and any and all amendments thereto, the 29th day of January, 1999.


                                           GARY NICKELE
                                           -----------------------
                                           Gary Nickele



                                           GAILEN J. HULL
                                           -----------------------
                                           Gailen J. Hull



                                           DENNIS M. QUINN
                                           -----------------------
                                           Dennis M. Quinn